Supplement dated November 22, 2024
to the Statement of Additional Information (the "SAI"), as supplemented, of each of the following funds:
Fund	SAI Dated
Columbia Acorn Trust
Columbia Acorn European Fund	5/1/2024
Columbia Acorn Fund	5/1/2024
Columbia Acorn International	5/1/2024
Columbia Acorn International Select	5/1/2024
Columbia Thermostat Fund	5/1/2024
The Board of Trustees of the funds (each, a Fund, and collectively, the Funds) recently approved the conversion of all Class Advisor (Class Adv) shares of a Fund to Class Institutional (Class Inst) shares of the same Fund and the subsequent elimination of Class Adv as a share class of any Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Funds' SAI.
Shareholders should retain this Supplement for future reference.
SUP900_00_023_(11/24)